Retirement Benefit Plans - Amounts Arising from Defined Benefit Obligation in Consolidated Statements of Financial Position (Detail) $ in Millions, $ in Millions	Dec. 31, 2021 TWD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 TWD ($)
Disclosure of defined benefit plans [abstract]
Present value of defined benefit obligation	$ 16,585.5		$ 16,980.3
Fair value of plan assets	(5,548.6)		(5,066.2)
Net defined benefit liability	$ 11,036.9	$ 397.9	$ 11,914.1